Exhibit 99.1

Synaptics Announces Divestiture of Mobile LCD TDDI Business to Hua Capital

SAN JOSE, Calif. – Dec. 19, 2019 – Synaptics Incorporated (NASDAQ: SYNA), the leading developer of human interface solutions, today announced it has signed a definitive agreement to divest its Asia-based, mobile LCD TDDI business to Hua Capital, through a special purpose entity backed by Hua-Capital Cayman, L.P., for $120 million in cash.

“This transaction is consistent with Synaptics’ strategy of focusing on differentiated franchises and investing in areas where we can deliver more profitable long-term growth for the company, leading to greater shareholder value,” said Michael Hurlston, president and CEO at Synaptics.

“We will continue to invest in technologies for the premium segments of the mobile market where our advanced touch controllers and DDICs deliver best-in-class performance,” said Janice Mori, senior vice president, Touch and Display Business Unit at Synaptics. “In addition, we will still develop TDDI solutions for automotive applications where we have an unparalleled roadmap and are currently capturing the majority of sockets globally.”

The transaction has been approved by Synaptics’ board of directors and by Hua Capital, is subject to customary closing conditions, and is expected to close in calendar Q2, 2020. We do not anticipate the transaction will have any significant impact on the current quarter’s financial results, and questions will be answered during Synaptics’ next planned earnings call.

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About Synaptics:

Synaptics is the pioneer and leader of the human interface revolution, bringing innovative and intuitive user experiences to intelligent devices. Synaptics’ broad portfolio of touch, display, biometrics, voice, audio, and multimedia products is built on the company’s rich R&D, extensive IP and dependable supply chain capabilities. With solutions designed for mobile, PC, smart home, and automotive industries, Synaptics combines ease of use, functionality and aesthetics to enable products that help make our digital lives more productive, secure and enjoyable. (NASDAQ: SYNA) www.synaptics.com.

Join Synaptics on Twitter, LinkedIn, and Facebook, or visit www.synaptics.com.

Synaptics and the Synaptics logo are trademarks of Synaptics in the United States and/or other countries. All other marks are the property of their respective owners.

For further information, please contact:

Investor Relations:

Jason Tsai

Synaptics

jason.tsai@synaptics.com

Public Relations:

David Hurd

Synaptics

david.hurd@synaptics.com

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Safe Harbor for Forward-looking Statements:

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 29, 2019, and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements.